UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 9, 2023, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”).

At the 2023 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.The election of 11 directors for terms of one year and until their successors are elected and qualified;

2.The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote);

3.The advisory vote on the frequency of the Say on Pay Vote (the Frequency Vote); and

4.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2024.

Proposal No. 1: To elect 11 directors to hold office until the Annual Meeting of Stockholders in the year 2024 and until their respective successors are duly elected and qualified.

	FOR	2,143,054	ABSTAIN	Broker Non-Votes

Leslie A. Brun	97,645,084	2,143,054	1,094,179	7,978,921
Pamela L. Carter	98,501,665	2,304,615	76,037	7,978,921
Richard J. Daly	98,465,631	2,314,425	102,261	7,978,921
Robert N. Duelks	97,020,463	2,766,499	1,095,355	7,978,921
Melvin L. Flowers	100,566,516	235,478	80,323	7,978,921
Timothy C. Gokey	100,200,595	601,353	80,369	7,978,921
Brett A. Keller	100,535,539	267,908	78,870	7,978,921
Maura A. Markus	97,372,715	3,433,646	75,956	7,978,921
Eileen K. Murray	99,639,323	1,166,948	76,046	7,978,921
Annette L. Nazareth	100,534,003	271,462	76,852	7,978,921
Amit K. Zavery	100,606,001	196,007	80,309	7,978,921

Proposal No. 2: Advisory vote on the Company’s executive compensation (the Say on Pay Vote).

FOR	AGAINST	ABSTAIN	Broker Non-Votes

92,272,584	8,456,411	153,322	7,978,921

Proposal 3: Advisory Vote on the Frequency of Holding the Say on Pay Vote (the Frequency Vote). The vote, on an advisory basis, of the frequency of the Say on Pay vote was approved by the stockholders to take place every year.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	Broker Non-Votes

99,158,835	439,217	1,177,959	106,306	7,978,921

Proposal No. 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2024.

FOR	AGAINST	ABSTAIN

107,718,235	1,065,717	77,286

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2023

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Keir D. Gumbs
                         Keir D. Gumbs
                         Chief Legal Officer